EXHIBIT 13

                               Powers of Attorney

                               Power of Attorney

                                With Respect To
                         Ameritas Life Insurance Corp.
             Variable Annuity and Variable Life Insurance Products

JoAnn M. Martin,
whose signature appears below, constitutes and appoints Robert G. Lange and Robert C. Barth, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as her attorney-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V - SEC File 811-04473
     Overture Life SPVUL.......................................SEC File No. 333-142485
     UniVar....................................................SEC File No. 333-142484
     Overture Applause!(R).....................................SEC File No. 333-142486
     Overture Applause!(R) II..................................SEC File No. 333-142487
     Overture Encore!..........................................SEC File No. 333-142488
     Overture Bravo!(R)........................................SEC File No. 333-142489
     Corporate Benefit VUL.....................................SEC File No. 333-142491
     Overture Ovation!.........................................SEC File No. 333-142494
     Overture Viva!............................................SEC File No. 333-142490
     Protector hVUL............................................SEC File No. 333-142497
     Excel Performance VUL.....................................SEC File No. 333-151913
Ameritas Variable Separate Account VA-2 - SEC File 811-05192
     Overture Annuity..........................................SEC File No. 333-142500
     Overture Annuity II.......................................SEC File No. 333-142501
     Overture Annuity III......................................SEC File No. 333-142502
     Overture Annuity III-Plus.................................SEC File No. 333-142499
     Overture Acclaim!.........................................SEC File No. 333-142503
     Overture  Accent!.........................................SEC File No. 333-142504
     Overture Medley!(R).......................................SEC File No. 333-142483
Ameritas Variable Separate Account VL - SEC File 811-21136
     Allocator 2000............................................SEC File No. 333-142495
     Regent 2000...............................................SEC File No. 333-142496
     Executive Select..........................................SEC File No. 333-142498
Ameritas Variable Separate Account VA - SEC File 811-21135
     Allocator 2000 Annuity....................................SEC File No. 333-142493
     Designer Annuity..........................................SEC File No. 333-142492
Ameritas Life Insurance Corp. Separate Account LLVL - SEC File 811-08868
     Ameritas Low-Load(R) Variable Universal Life..............SEC File No. 033-86500
     Ameritas Low-Load(R)Survivorship Variable Universal Life..SEC File No. 333-76359
     Ameritas Advisor VUL(R)...................................SEC File No. 333-151912
Ameritas Life Insurance Corp. Separate Account LLVA -SEC File 811-07661
     Ameritas No-Load Variable Annuity (4080)..................SEC File No. 333-05529
     Ameritas No-Load Variable Annuity (6150)..................SEC File No. 333-120972
     Ameritas Advisor Select No Load Variable Annuity(R).......SEC File No. 333-122109

This Power of Attorney is effective February 25, 2011 and remains in effect until revoked or revised.

Signed:     /s/ JoAnn M. Martin
       ------------------------
JoAnn M. Martin
Chair, President & Chief Executive Officer

                               Power of Attorney

                                With Respect To
                         Ameritas Life Insurance Corp.
             Variable Annuity and Variable Life Insurance Products

James P. Abel,
whose signature appears below, constitutes and appoints Robert G. Lange and Robert C. Barth, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V - SEC File 811-04473
     Overture Life SPVUL.......................................SEC File No. 333-142485
     UniVar....................................................SEC File No. 333-142484
     Overture Applause!(R).....................................SEC File No. 333-142486
     Overture Applause!(R) II..................................SEC File No. 333-142487
     Overture Encore!..........................................SEC File No. 333-142488
     Overture Bravo!(R)........................................SEC File No. 333-142489
     Corporate Benefit VUL.....................................SEC File No. 333-142491
     Overture Ovation!.........................................SEC File No. 333-142494
     Overture Viva!............................................SEC File No. 333-142490
     Protector hVUL............................................SEC File No. 333-142497
     Excel Performance VUL.....................................SEC File No. 333-151913
Ameritas Variable Separate Account VA-2 - SEC File 811-05192
     Overture Annuity..........................................SEC File No. 333-142500
     Overture Annuity II.......................................SEC File No. 333-142501
     Overture Annuity III......................................SEC File No. 333-142502
     Overture Annuity III-Plus.................................SEC File No. 333-142499
     Overture Acclaim!.........................................SEC File No. 333-142503
     Overture  Accent!.........................................SEC File No. 333-142504
     Overture Medley!(R).......................................SEC File No. 333-142483
Ameritas Variable Separate Account VL - SEC File 811-21136
     Allocator 2000............................................SEC File No. 333-142495
     Regent 2000...............................................SEC File No. 333-142496
     Executive Select..........................................SEC File No. 333-142498
Ameritas Variable Separate Account VA - SEC File 811-21135
     Allocator 2000 Annuity....................................SEC File No. 333-142493
     Designer Annuity..........................................SEC File No. 333-142492
Ameritas Life Insurance Corp. Separate Account LLVL - SEC File 811-08868
     Ameritas Low-Load(R) Variable Universal Life..............SEC File No. 033-86500
     Ameritas Low-Load(R)Survivorship Variable Universal Life..SEC File No. 333-76359
     Ameritas Advisor VUL(R)...................................SEC File No. 333-151912
Ameritas Life Insurance Corp. Separate Account LLVA -SEC File 811-07661
     Ameritas No-Load Variable Annuity (4080)..................SEC File No. 333-05529
     Ameritas No-Load Variable Annuity (6150)..................SEC File No. 333-120972
     Ameritas Advisor Select No Load Variable Annuity(R).......SEC File No. 333-122109

This Power of Attorney is effective February 25, 2011 and remains in effect until revoked or revised.

Signed:     /s/ James P. Abel
       ----------------------
James P. Abel
Director

                               Power of Attorney

                                With Respect To
                         Ameritas Life Insurance Corp.
             Variable Annuity and Variable Life Insurance Products

James R. Krieger,
whose signature appears below, constitutes and appoints Robert G. Lange and Robert C. Barth, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V - SEC File 811-04473
     Overture Life SPVUL.......................................SEC File No. 333-142485
     UniVar....................................................SEC File No. 333-142484
     Overture Applause!(R).....................................SEC File No. 333-142486
     Overture Applause!(R) II..................................SEC File No. 333-142487
     Overture Encore!..........................................SEC File No. 333-142488
     Overture Bravo!(R)........................................SEC File No. 333-142489
     Corporate Benefit VUL.....................................SEC File No. 333-142491
     Overture Ovation!.........................................SEC File No. 333-142494
     Overture Viva!............................................SEC File No. 333-142490
     Protector hVUL............................................SEC File No. 333-142497
     Excel Performance VUL.....................................SEC File No. 333-151913
Ameritas Variable Separate Account VA-2 - SEC File 811-05192
     Overture Annuity..........................................SEC File No. 333-142500
     Overture Annuity II.......................................SEC File No. 333-142501
     Overture Annuity III......................................SEC File No. 333-142502
     Overture Annuity III-Plus.................................SEC File No. 333-142499
     Overture Acclaim!.........................................SEC File No. 333-142503
     Overture  Accent!.........................................SEC File No. 333-142504
     Overture Medley!(R).......................................SEC File No. 333-142483
Ameritas Variable Separate Account VL - SEC File 811-21136
     Allocator 2000............................................SEC File No. 333-142495
     Regent 2000...............................................SEC File No. 333-142496
     Executive Select..........................................SEC File No. 333-142498
Ameritas Variable Separate Account VA - SEC File 811-21135
     Allocator 2000 Annuity....................................SEC File No. 333-142493
     Designer Annuity..........................................SEC File No. 333-142492
Ameritas Life Insurance Corp. Separate Account LLVL - SEC File 811-08868
     Ameritas Low-Load(R) Variable Universal Life..............SEC File No. 033-86500
     Ameritas Low-Load(R)Survivorship Variable Universal Life..SEC File No. 333-76359
     Ameritas Advisor VUL(R)...................................SEC File No. 333-151912
Ameritas Life Insurance Corp. Separate Account LLVA -SEC File 811-07661
     Ameritas No-Load Variable Annuity (4080)..................SEC File No. 333-05529
     Ameritas No-Load Variable Annuity (6150)..................SEC File No. 333-120972
     Ameritas Advisor Select No Load Variable Annuity(R).......SEC File No. 333-122109

This Power of Attorney is effective February 25, 2011 and remains in effect until revoked or revised.

Signed:     /s/ James R. Krieger
       -------------------------
James R. Krieger
Director

                               Power of Attorney

                                With Respect To
                         Ameritas Life Insurance Corp.
             Variable Annuity and Variable Life Insurance Products

Tonn M. Ostergard,
whose signature appears below, constitutes and appoints Robert G. Lange and Robert C. Barth, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V - SEC File 811-04473
     Overture Life SPVUL.......................................SEC File No. 333-142485
     UniVar....................................................SEC File No. 333-142484
     Overture Applause!(R).....................................SEC File No. 333-142486
     Overture Applause!(R) II..................................SEC File No. 333-142487
     Overture Encore!..........................................SEC File No. 333-142488
     Overture Bravo!(R)........................................SEC File No. 333-142489
     Corporate Benefit VUL.....................................SEC File No. 333-142491
     Overture Ovation!.........................................SEC File No. 333-142494
     Overture Viva!............................................SEC File No. 333-142490
     Protector hVUL............................................SEC File No. 333-142497
     Excel Performance VUL.....................................SEC File No. 333-151913
Ameritas Variable Separate Account VA-2 - SEC File 811-05192
     Overture Annuity..........................................SEC File No. 333-142500
     Overture Annuity II.......................................SEC File No. 333-142501
     Overture Annuity III......................................SEC File No. 333-142502
     Overture Annuity III-Plus.................................SEC File No. 333-142499
     Overture Acclaim!.........................................SEC File No. 333-142503
     Overture  Accent!.........................................SEC File No. 333-142504
     Overture Medley!(R).......................................SEC File No. 333-142483
Ameritas Variable Separate Account VL - SEC File 811-21136
     Allocator 2000............................................SEC File No. 333-142495
     Regent 2000...............................................SEC File No. 333-142496
     Executive Select..........................................SEC File No. 333-142498
Ameritas Variable Separate Account VA - SEC File 811-21135
     Allocator 2000 Annuity....................................SEC File No. 333-142493
     Designer Annuity..........................................SEC File No. 333-142492
Ameritas Life Insurance Corp. Separate Account LLVL - SEC File 811-08868
     Ameritas Low-Load(R) Variable Universal Life..............SEC File No. 033-86500
     Ameritas Low-Load(R)Survivorship Variable Universal Life..SEC File No. 333-76359
     Ameritas Advisor VUL(R)...................................SEC File No. 333-151912
Ameritas Life Insurance Corp. Separate Account LLVA -SEC File 811-07661
     Ameritas No-Load Variable Annuity (4080)..................SEC File No. 333-05529
     Ameritas No-Load Variable Annuity (6150)..................SEC File No. 333-120972
     Ameritas Advisor Select No Load Variable Annuity(R).......SEC File No. 333-122109

This Power of Attorney is effective February 25, 2011 and remains in effect until revoked or revised.

Signed:     /s/ Tonn M. Ostergard
       --------------------------
Tonn M. Ostergard
Director

                               Power of Attorney

                                With Respect To
                         Ameritas Life Insurance Corp.
             Variable Annuity and Variable Life Insurance Products

Kim M. Robak,
whose signature appears below, constitutes and appoints Robert G. Lange and Robert C. Barth, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as her attorney-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V - SEC File 811-04473
     Overture Life SPVUL.......................................SEC File No. 333-142485
     UniVar....................................................SEC File No. 333-142484
     Overture Applause!(R).....................................SEC File No. 333-142486
     Overture Applause!(R) II..................................SEC File No. 333-142487
     Overture Encore!..........................................SEC File No. 333-142488
     Overture Bravo!(R)........................................SEC File No. 333-142489
     Corporate Benefit VUL.....................................SEC File No. 333-142491
     Overture Ovation!.........................................SEC File No. 333-142494
     Overture Viva!............................................SEC File No. 333-142490
     Protector hVUL............................................SEC File No. 333-142497
     Excel Performance VUL.....................................SEC File No. 333-151913
Ameritas Variable Separate Account VA-2 - SEC File 811-05192
     Overture Annuity..........................................SEC File No. 333-142500
     Overture Annuity II.......................................SEC File No. 333-142501
     Overture Annuity III......................................SEC File No. 333-142502
     Overture Annuity III-Plus.................................SEC File No. 333-142499
     Overture Acclaim!.........................................SEC File No. 333-142503
     Overture  Accent!.........................................SEC File No. 333-142504
     Overture Medley!(R).......................................SEC File No. 333-142483
Ameritas Variable Separate Account VL - SEC File 811-21136
     Allocator 2000............................................SEC File No. 333-142495
     Regent 2000...............................................SEC File No. 333-142496
     Executive Select..........................................SEC File No. 333-142498
Ameritas Variable Separate Account VA - SEC File 811-21135
     Allocator 2000 Annuity....................................SEC File No. 333-142493
     Designer Annuity..........................................SEC File No. 333-142492
Ameritas Life Insurance Corp. Separate Account LLVL - SEC File 811-08868
     Ameritas Low-Load(R) Variable Universal Life..............SEC File No. 033-86500
     Ameritas Low-Load(R)Survivorship Variable Universal Life..SEC File No. 333-76359
     Ameritas Advisor VUL(R)...................................SEC File No. 333-151912
Ameritas Life Insurance Corp. Separate Account LLVA -SEC File 811-07661
     Ameritas No-Load Variable Annuity (4080)..................SEC File No. 333-05529
     Ameritas No-Load Variable Annuity (6150)..................SEC File No. 333-120972
     Ameritas Advisor Select No Load Variable Annuity(R).......SEC File No. 333-122109

This Power of Attorney is effective February 25, 2011 and remains in effect until revoked or revised.

Signed:     /s/ Kim M. Robak
       ---------------------
Kim M. Robak
Director

                               Power of Attorney

                                With Respect To
                         Ameritas Life Insurance Corp.
             Variable Annuity and Variable Life Insurance Products

Paul C. Schorr IV,
whose signature appears below, constitutes and appoints Robert G. Lange and Robert C. Barth, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V - SEC File 811-04473
     Overture Life SPVUL.......................................SEC File No. 333-142485
     UniVar....................................................SEC File No. 333-142484
     Overture Applause!(R).....................................SEC File No. 333-142486
     Overture Applause!(R) II..................................SEC File No. 333-142487
     Overture Encore!..........................................SEC File No. 333-142488
     Overture Bravo!(R)........................................SEC File No. 333-142489
     Corporate Benefit VUL.....................................SEC File No. 333-142491
     Overture Ovation!.........................................SEC File No. 333-142494
     Overture Viva!............................................SEC File No. 333-142490
     Protector hVUL............................................SEC File No. 333-142497
     Excel Performance VUL.....................................SEC File No. 333-151913
Ameritas Variable Separate Account VA-2 - SEC File 811-05192
     Overture Annuity..........................................SEC File No. 333-142500
     Overture Annuity II.......................................SEC File No. 333-142501
     Overture Annuity III......................................SEC File No. 333-142502
     Overture Annuity III-Plus.................................SEC File No. 333-142499
     Overture Acclaim!.........................................SEC File No. 333-142503
     Overture  Accent!.........................................SEC File No. 333-142504
     Overture Medley!(R).......................................SEC File No. 333-142483
Ameritas Variable Separate Account VL - SEC File 811-21136
     Allocator 2000............................................SEC File No. 333-142495
     Regent 2000...............................................SEC File No. 333-142496
     Executive Select..........................................SEC File No. 333-142498
Ameritas Variable Separate Account VA - SEC File 811-21135
     Allocator 2000 Annuity....................................SEC File No. 333-142493
     Designer Annuity..........................................SEC File No. 333-142492
Ameritas Life Insurance Corp. Separate Account LLVL - SEC File 811-08868
     Ameritas Low-Load(R) Variable Universal Life..............SEC File No. 033-86500
     Ameritas Low-Load(R)Survivorship Variable Universal Life..SEC File No. 333-76359
     Ameritas Advisor VUL(R)...................................SEC File No. 333-151912
Ameritas Life Insurance Corp. Separate Account LLVA -SEC File 811-07661
     Ameritas No-Load Variable Annuity (4080)..................SEC File No. 333-05529
     Ameritas No-Load Variable Annuity (6150)..................SEC File No. 333-120972
     Ameritas Advisor Select No Load Variable Annuity(R).......SEC File No. 333-122109

This Power of Attorney is effective February 25, 2011 and remains in effect until revoked or revised.

Signed:     /s/ Paul C. Schorr IV
       --------------------------
Paul C. Schorr IV
Director

                               Power of Attorney

                                With Respect To
                         Ameritas Life Insurance Corp.
             Variable Annuity and Variable Life Insurance Products

Winston J. Wade,
whose signature appears below, constitutes and appoints Robert G. Lange and Robert C. Barth, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V - SEC File 811-04473
     Overture Life SPVUL.......................................SEC File No. 333-142485
     UniVar....................................................SEC File No. 333-142484
     Overture Applause!(R).....................................SEC File No. 333-142486
     Overture Applause!(R) II..................................SEC File No. 333-142487
     Overture Encore!..........................................SEC File No. 333-142488
     Overture Bravo!(R)........................................SEC File No. 333-142489
     Corporate Benefit VUL.....................................SEC File No. 333-142491
     Overture Ovation!.........................................SEC File No. 333-142494
     Overture Viva!............................................SEC File No. 333-142490
     Protector hVUL............................................SEC File No. 333-142497
     Excel Performance VUL.....................................SEC File No. 333-151913
Ameritas Variable Separate Account VA-2 - SEC File 811-05192
     Overture Annuity..........................................SEC File No. 333-142500
     Overture Annuity II.......................................SEC File No. 333-142501
     Overture Annuity III......................................SEC File No. 333-142502
     Overture Annuity III-Plus.................................SEC File No. 333-142499
     Overture Acclaim!.........................................SEC File No. 333-142503
     Overture  Accent!.........................................SEC File No. 333-142504
     Overture Medley!(R).......................................SEC File No. 333-142483
Ameritas Variable Separate Account VL - SEC File 811-21136
     Allocator 2000............................................SEC File No. 333-142495
     Regent 2000...............................................SEC File No. 333-142496
     Executive Select..........................................SEC File No. 333-142498
Ameritas Variable Separate Account VA - SEC File 811-21135
     Allocator 2000 Annuity....................................SEC File No. 333-142493
     Designer Annuity..........................................SEC File No. 333-142492
Ameritas Life Insurance Corp. Separate Account LLVL - SEC File 811-08868
     Ameritas Low-Load(R) Variable Universal Life..............SEC File No. 033-86500
     Ameritas Low-Load(R)Survivorship Variable Universal Life..SEC File No. 333-76359
     Ameritas Advisor VUL(R)...................................SEC File No. 333-151912
Ameritas Life Insurance Corp. Separate Account LLVA -SEC File 811-07661
     Ameritas No-Load Variable Annuity (4080)..................SEC File No. 333-05529
     Ameritas No-Load Variable Annuity (6150)..................SEC File No. 333-120972
     Ameritas Advisor Select No Load Variable Annuity(R).......SEC File No. 333-122109

This Power of Attorney is effective February 25, 2011 and remains in effect until revoked or revised.

Signed:     /s/ Winston J. Wade
       ------------------------
Winston J. Wade
Director

                               Power of Attorney

                                With Respect To
                         Ameritas Life Insurance Corp.
             Variable Annuity and Variable Life Insurance Products

William W. Lester,
whose signature appears below, constitutes and appoints Robert G. Lange and Robert C. Barth, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V - SEC File 811-04473
     Overture Life SPVUL.......................................SEC File No. 333-142485
     UniVar....................................................SEC File No. 333-142484
     Overture Applause!(R).....................................SEC File No. 333-142486
     Overture Applause!(R) II..................................SEC File No. 333-142487
     Overture Encore!..........................................SEC File No. 333-142488
     Overture Bravo!(R)........................................SEC File No. 333-142489
     Corporate Benefit VUL.....................................SEC File No. 333-142491
     Overture Ovation!.........................................SEC File No. 333-142494
     Overture Viva!............................................SEC File No. 333-142490
     Protector hVUL............................................SEC File No. 333-142497
     Excel Performance VUL.....................................SEC File No. 333-151913
Ameritas Variable Separate Account VA-2 - SEC File 811-05192
     Overture Annuity..........................................SEC File No. 333-142500
     Overture Annuity II.......................................SEC File No. 333-142501
     Overture Annuity III......................................SEC File No. 333-142502
     Overture Annuity III-Plus.................................SEC File No. 333-142499
     Overture Acclaim!.........................................SEC File No. 333-142503
     Overture  Accent!.........................................SEC File No. 333-142504
     Overture Medley!(R).......................................SEC File No. 333-142483
Ameritas Variable Separate Account VL - SEC File 811-21136
     Allocator 2000............................................SEC File No. 333-142495
     Regent 2000...............................................SEC File No. 333-142496
     Executive Select..........................................SEC File No. 333-142498
Ameritas Variable Separate Account VA - SEC File 811-21135
     Allocator 2000 Annuity....................................SEC File No. 333-142493
     Designer Annuity..........................................SEC File No. 333-142492
Ameritas Life Insurance Corp. Separate Account LLVL - SEC File 811-08868
     Ameritas Low-Load(R) Variable Universal Life..............SEC File No. 033-86500
     Ameritas Low-Load(R)Survivorship Variable Universal Life..SEC File No. 333-76359
     Ameritas Advisor VUL(R)...................................SEC File No. 333-151912
Ameritas Life Insurance Corp. Separate Account LLVA -SEC File 811-07661
     Ameritas No-Load Variable Annuity (4080)..................SEC File No. 333-05529
     Ameritas No-Load Variable Annuity (6150)..................SEC File No. 333-120972
     Ameritas Advisor Select No Load Variable Annuity(R).......SEC File No. 333-122109

This Power of Attorney is effective February 25, 2011 and remains in effect until revoked or revised.

Signed:     /s/ William W. Lester
       --------------------------
William W. Lester
Executive Vice President & Corporate Treasurer

                               Power of Attorney

                                With Respect To
                         Ameritas Life Insurance Corp.
             Variable Annuity and Variable Life Insurance Products

Timmy L. Stonehocker,
whose signature appears below, constitutes and appoints Robert G. Lange and Robert C. Barth, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V - SEC File 811-04473
     Overture Life SPVUL.......................................SEC File No. 333-142485
     UniVar....................................................SEC File No. 333-142484
     Overture Applause!(R).....................................SEC File No. 333-142486
     Overture Applause!(R) II..................................SEC File No. 333-142487
     Overture Encore!..........................................SEC File No. 333-142488
     Overture Bravo!(R)........................................SEC File No. 333-142489
     Corporate Benefit VUL.....................................SEC File No. 333-142491
     Overture Ovation!.........................................SEC File No. 333-142494
     Overture Viva!............................................SEC File No. 333-142490
     Protector hVUL............................................SEC File No. 333-142497
     Excel Performance VUL.....................................SEC File No. 333-151913
Ameritas Variable Separate Account VA-2 - SEC File 811-05192
     Overture Annuity..........................................SEC File No. 333-142500
     Overture Annuity II.......................................SEC File No. 333-142501
     Overture Annuity III......................................SEC File No. 333-142502
     Overture Annuity III-Plus.................................SEC File No. 333-142499
     Overture Acclaim!.........................................SEC File No. 333-142503
     Overture  Accent!.........................................SEC File No. 333-142504
     Overture Medley!(R).......................................SEC File No. 333-142483
Ameritas Variable Separate Account VL - SEC File 811-21136
     Allocator 2000............................................SEC File No. 333-142495
     Regent 2000...............................................SEC File No. 333-142496
     Executive Select..........................................SEC File No. 333-142498
Ameritas Variable Separate Account VA - SEC File 811-21135
     Allocator 2000 Annuity....................................SEC File No. 333-142493
     Designer Annuity..........................................SEC File No. 333-142492
Ameritas Life Insurance Corp. Separate Account LLVL - SEC File 811-08868
     Ameritas Low-Load(R) Variable Universal Life..............SEC File No. 033-86500
     Ameritas Low-Load(R)Survivorship Variable Universal Life..SEC File No. 333-76359
     Ameritas Advisor VUL(R)...................................SEC File No. 333-151912
Ameritas Life Insurance Corp. Separate Account LLVA -SEC File 811-07661
     Ameritas No-Load Variable Annuity (4080)..................SEC File No. 333-05529
     Ameritas No-Load Variable Annuity (6150)..................SEC File No. 333-120972
     Ameritas Advisor Select No Load Variable Annuity(R).......SEC File No. 333-122109

This Power of Attorney is effective February 25, 2011 and remains in effect until revoked or revised.

Signed:     /s/ Timmy L. Stonehocker
       -----------------------------
Timmy L. Stonehocker
Executive Vice President

                               Power of Attorney

                                With Respect To
                         Ameritas Life Insurance Corp.
             Variable Annuity and Variable Life Insurance Products

Robert C. Barth,
whose signature appears below, constitutes and appoints Robert G. Lange and William W. Lester, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V - SEC File 811-04473
     Overture Life SPVUL.......................................SEC File No. 333-142485
     UniVar....................................................SEC File No. 333-142484
     Overture Applause!(R).....................................SEC File No. 333-142486
     Overture Applause!(R) II..................................SEC File No. 333-142487
     Overture Encore!..........................................SEC File No. 333-142488
     Overture Bravo!(R)........................................SEC File No. 333-142489
     Corporate Benefit VUL.....................................SEC File No. 333-142491
     Overture Ovation!.........................................SEC File No. 333-142494
     Overture Viva!............................................SEC File No. 333-142490
     Protector hVUL............................................SEC File No. 333-142497
     Excel Performance VUL.....................................SEC File No. 333-151913
Ameritas Variable Separate Account VA-2 - SEC File 811-05192
     Overture Annuity..........................................SEC File No. 333-142500
     Overture Annuity II.......................................SEC File No. 333-142501
     Overture Annuity III......................................SEC File No. 333-142502
     Overture Annuity III-Plus.................................SEC File No. 333-142499
     Overture Acclaim!.........................................SEC File No. 333-142503
     Overture  Accent!.........................................SEC File No. 333-142504
     Overture Medley!(R).......................................SEC File No. 333-142483
Ameritas Variable Separate Account VL - SEC File 811-21136
     Allocator 2000............................................SEC File No. 333-142495
     Regent 2000...............................................SEC File No. 333-142496
     Executive Select..........................................SEC File No. 333-142498
Ameritas Variable Separate Account VA - SEC File 811-21135
     Allocator 2000 Annuity....................................SEC File No. 333-142493
     Designer Annuity..........................................SEC File No. 333-142492
Ameritas Life Insurance Corp. Separate Account LLVL - SEC File 811-08868
     Ameritas Low-Load(R) Variable Universal Life..............SEC File No. 033-86500
     Ameritas Low-Load(R)Survivorship Variable Universal Life..SEC File No. 333-76359
     Ameritas Advisor VUL(R)...................................SEC File No. 333-151912
Ameritas Life Insurance Corp. Separate Account LLVA -SEC File 811-07661
     Ameritas No-Load Variable Annuity (4080)..................SEC File No. 333-05529
     Ameritas No-Load Variable Annuity (6150)..................SEC File No. 333-120972
     Ameritas Advisor Select No Load Variable Annuity(R).......SEC File No. 333-122109

This Power of Attorney is effective February 25, 2011 and remains in effect until revoked or revised.

Signed:     /s/ Robert C. Barth
      -------------------------
Robert C. Barth
Senior Vice President, & Chief Financial Officer

                               Power of Attorney

                                With Respect To
                         Ameritas Life Insurance Corp.
             Variable Annuity and Variable Life Insurance Products

Robert-John H. Sands,
whose signature appears below, constitutes and appoints Robert G. Lange and Robert C. Barth, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V - SEC File 811-04473
     Overture Life SPVUL.......................................SEC File No. 333-142485
     UniVar....................................................SEC File No. 333-142484
     Overture Applause!(R).....................................SEC File No. 333-142486
     Overture Applause!(R) II..................................SEC File No. 333-142487
     Overture Encore!..........................................SEC File No. 333-142488
     Overture Bravo!(R)........................................SEC File No. 333-142489
     Corporate Benefit VUL.....................................SEC File No. 333-142491
     Overture Ovation!.........................................SEC File No. 333-142494
     Overture Viva!............................................SEC File No. 333-142490
     Protector hVUL............................................SEC File No. 333-142497
     Excel Performance VUL.....................................SEC File No. 333-151913
Ameritas Variable Separate Account VA-2 - SEC File 811-05192
     Overture Annuity..........................................SEC File No. 333-142500
     Overture Annuity II.......................................SEC File No. 333-142501
     Overture Annuity III......................................SEC File No. 333-142502
     Overture Annuity III-Plus.................................SEC File No. 333-142499
     Overture Acclaim!.........................................SEC File No. 333-142503
     Overture  Accent!.........................................SEC File No. 333-142504
     Overture Medley!(R).......................................SEC File No. 333-142483
Ameritas Variable Separate Account VL - SEC File 811-21136
     Allocator 2000............................................SEC File No. 333-142495
     Regent 2000...............................................SEC File No. 333-142496
     Executive Select..........................................SEC File No. 333-142498
Ameritas Variable Separate Account VA - SEC File 811-21135
     Allocator 2000 Annuity....................................SEC File No. 333-142493
     Designer Annuity..........................................SEC File No. 333-142492
Ameritas Life Insurance Corp. Separate Account LLVL - SEC File 811-08868
     Ameritas Low-Load(R) Variable Universal Life..............SEC File No. 033-86500
     Ameritas Low-Load(R)Survivorship Variable Universal Life..SEC File No. 333-76359
     Ameritas Advisor VUL(R)...................................SEC File No. 333-151912
Ameritas Life Insurance Corp. Separate Account LLVA -SEC File 811-07661
     Ameritas No-Load Variable Annuity (4080)..................SEC File No. 333-05529
     Ameritas No-Load Variable Annuity (6150)..................SEC File No. 333-120972
     Ameritas Advisor Select No Load Variable Annuity(R).......SEC File No. 333-122109

This Power of Attorney is effective February 25, 2011 and remains in effect until revoked or revised.

Signed:     /s/ Robert-John H. Sands
       -----------------------------
Robert-John H. Sands
Senior Vice President & Corporate Secretary

                               Power of Attorney

                                With Respect To
                         Ameritas Life Insurance Corp.
             Variable Annuity and Variable Life Insurance Products

Steven J. Valerius,
whose signature appears below, constitutes and appoints Robert G. Lange and Robert C. Barth, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V - SEC File 811-04473
     Overture Life SPVUL.......................................SEC File No. 333-142485
     UniVar....................................................SEC File No. 333-142484
     Overture Applause!(R).....................................SEC File No. 333-142486
     Overture Applause!(R) II..................................SEC File No. 333-142487
     Overture Encore!..........................................SEC File No. 333-142488
     Overture Bravo!(R)........................................SEC File No. 333-142489
     Corporate Benefit VUL.....................................SEC File No. 333-142491
     Overture Ovation!.........................................SEC File No. 333-142494
     Overture Viva!............................................SEC File No. 333-142490
     Protector hVUL............................................SEC File No. 333-142497
     Excel Performance VUL.....................................SEC File No. 333-151913
Ameritas Variable Separate Account VA-2 - SEC File 811-05192
     Overture Annuity..........................................SEC File No. 333-142500
     Overture Annuity II.......................................SEC File No. 333-142501
     Overture Annuity III......................................SEC File No. 333-142502
     Overture Annuity III-Plus.................................SEC File No. 333-142499
     Overture Acclaim!.........................................SEC File No. 333-142503
     Overture  Accent!.........................................SEC File No. 333-142504
     Overture Medley!(R).......................................SEC File No. 333-142483
Ameritas Variable Separate Account VL - SEC File 811-21136
     Allocator 2000............................................SEC File No. 333-142495
     Regent 2000...............................................SEC File No. 333-142496
     Executive Select..........................................SEC File No. 333-142498
Ameritas Variable Separate Account VA - SEC File 811-21135
     Allocator 2000 Annuity....................................SEC File No. 333-142493
     Designer Annuity..........................................SEC File No. 333-142492
Ameritas Life Insurance Corp. Separate Account LLVL - SEC File 811-08868
     Ameritas Low-Load(R) Variable Universal Life..............SEC File No. 033-86500
     Ameritas Low-Load(R)Survivorship Variable Universal Life..SEC File No. 333-76359
     Ameritas Advisor VUL(R)...................................SEC File No. 333-151912
Ameritas Life Insurance Corp. Separate Account LLVA -SEC File 811-07661
     Ameritas No-Load Variable Annuity (4080)..................SEC File No. 333-05529
     Ameritas No-Load Variable Annuity (6150)..................SEC File No. 333-120972
     Ameritas Advisor Select No Load Variable Annuity(R).......SEC File No. 333-122109

This Power of Attorney is effective February 25, 2011 and remains in effect until revoked or revised.

Signed:     /s/ Steven J. Valerius
       ---------------------------
Steven J. Valerius
President, Individual Division

                               Power of Attorney

                                With Respect To
                         Ameritas Life Insurance Corp.
             Variable Annuity and Variable Life Insurance Products

Robert G. Lange,
whose signature appears below, constitutes and appoints Robert C. Barth and William W. Lester, and any such person(s) as Robert C. Barth may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V - SEC File 811-04473
     Overture Life SPVUL.......................................SEC File No. 333-142485
     UniVar....................................................SEC File No. 333-142484
     Overture Applause!(R).....................................SEC File No. 333-142486
     Overture Applause!(R) II..................................SEC File No. 333-142487
     Overture Encore!..........................................SEC File No. 333-142488
     Overture Bravo!(R)........................................SEC File No. 333-142489
     Corporate Benefit VUL.....................................SEC File No. 333-142491
     Overture Ovation!.........................................SEC File No. 333-142494
     Overture Viva!............................................SEC File No. 333-142490
     Protector hVUL............................................SEC File No. 333-142497
     Excel Performance VUL.....................................SEC File No. 333-151913
Ameritas Variable Separate Account VA-2 - SEC File 811-05192
     Overture Annuity..........................................SEC File No. 333-142500
     Overture Annuity II.......................................SEC File No. 333-142501
     Overture Annuity III......................................SEC File No. 333-142502
     Overture Annuity III-Plus.................................SEC File No. 333-142499
     Overture Acclaim!.........................................SEC File No. 333-142503
     Overture  Accent!.........................................SEC File No. 333-142504
     Overture Medley!(R).......................................SEC File No. 333-142483
Ameritas Variable Separate Account VL - SEC File 811-21136
     Allocator 2000............................................SEC File No. 333-142495
     Regent 2000...............................................SEC File No. 333-142496
     Executive Select..........................................SEC File No. 333-142498
Ameritas Variable Separate Account VA - SEC File 811-21135
     Allocator 2000 Annuity....................................SEC File No. 333-142493
     Designer Annuity..........................................SEC File No. 333-142492
Ameritas Life Insurance Corp. Separate Account LLVL - SEC File 811-08868
     Ameritas Low-Load(R) Variable Universal Life..............SEC File No. 033-86500
     Ameritas Low-Load(R)Survivorship Variable Universal Life..SEC File No. 333-76359
     Ameritas Advisor VUL(R)...................................SEC File No. 333-151912
Ameritas Life Insurance Corp. Separate Account LLVA -SEC File 811-07661
     Ameritas No-Load Variable Annuity (4080)..................SEC File No. 333-05529
     Ameritas No-Load Variable Annuity (6150)..................SEC File No. 333-120972
     Ameritas Advisor Select No Load Variable Annuity(R).......SEC File No. 333-122109

This Power of Attorney is effective February 25, 2011 and remains in effect until revoked or revised.

Signed:     /s/ Robert G. Lange
       ------------------------
Robert G. Lange
Vice President, General Counsel & Assistant Secretary, Individual